Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI HOLDING CORPORATION announces SECOND quarter 2021 Results

San Jose, Calif. (August 3, 2021) – Xperi Holding Corporation (Nasdaq: XPER) (the “Company”, “Xperi” or “we”) today announced financial results for the second quarter ended June 30, 2021.

“We delivered strong second quarter revenue and earnings driven by certain deals closing earlier than expected and some expenses shifting to later in the year, increasing our visibility to achieve our full year financial outlook,” said Jon Kirchner, chief executive officer of Xperi. “Importantly, we continue to make progress on each of our key initiatives in our IP and product segments, and we believe we are increasingly well positioned for growth in both segments.”

Second Quarter 2021 Financial Highlights:

•	Revenue of $222.3 million.
•	GAAP loss per share of $(0.01) and non-GAAP earnings per share of $0.61.
•	Cash Flow from Operations of $56.3 million.
•	Adjusted Free Cash Flow1 of $56.7 million.
•	Paid down $50.6 million in debt and repriced remaining debt to lower future borrowing costs.
•	Bought back $10 million of common stock.

Second Quarter 2021 Business and Recent Operating Highlights:

IP Licensing Business

•	Renewed and extended license agreement with Google.
•	Renewed and extended license agreement with Fox Corporation.
•	Renewed and extended license agreement with one of the leading Canadian Pay-TV operators.

Product Business

Consumer Experience business highlights:

•	Expanded TiVo Stream 4K footprint through additional retail distribution at Best Buy, Target and QVC.
•	YouTube TV and RCN distributed TiVo Stream 4Ks as part of their marketing efforts to select subscribers.
•	Expanded content on our TiVo+ ad-supported video service offering, which now includes 160 free ad-supported television (FAST) channels and over 100,000 advertising video on demand (AVOD) assets.

Connected Car business highlights:

•	Delivered HD Radio on 15 new 2021 car models in North America.
•	Engaged with 20 OEMs for DTS AutoStage and 14 OEMs for DTS AutoSense for launches in 2022 through 2026.
•	Launching DTS AutoSense in BMW vehicles later this summer.

Pay-TV business highlights:

•	Signed a license agreement with Hotwire Communications, one of the nation’s leading fiber optics telecommunications providers, for the TiVo IPTV platform.
•	Acquired MobiTV assets to broaden and further solidify TiVo’s position in the IPTV Pay-TV market.
•

Entered into new and more favorable agreements with nearly all MobiTV customers. These customers will benefit from continued investment in the platform and Xperi’s commitment to supporting operators with a broad portfolio of IPTV solutions.

Capital Allocation

During the quarter, the Company paid down $50.6 million in debt and repriced the remaining debt, extending the maturity and lowering future borrowing costs. In addition, the Company bought back $10 million of common stock.

On June 15, 2021, the Company paid $5.3 million to stockholders of record on May 25, 2021, for a quarterly cash dividend of $0.05 per share of common stock.

On July 26, 2021, the Board of Directors declared a dividend of $0.05 per share, payable on September 14, 2021, to stockholders of record on August 24, 2021.

Business Outlook

The Company is lowering its interest expense outlook to $39 million from $43 million and reaffirms the remainder of its full year outlook:

Category	FY 2021 GAAP Outlook	FY 2021 Non-GAAP Outlook
Revenue	$860M to $900M	$860M to $900M
COGS	$115M to $125M	$115M to $125M
Operating Expense excluding COGS*	$760M to $790M	$475M to $505M
Interest Expense	~ $39M	~ $39M
Other Income	~ $4M	~ $4M
Cash Tax (net of refunds)	$35M to $38M	$35M to $38M
Basic Shares Outstanding	105M	105M
Diluted Shares Outstanding	107M	112M
Operating Cash Flow	$180M to $220M	$180M to $220M
Adjusted Free Cash Flow[1]*	N/A	$185M to $225M

1 Adjusted Free Cash Flow is defined as Operating Cash Flow, less purchases of property and equipment, plus merger and integration, separation, and severance and retention costs.

* See tables for reconciliation of GAAP to non-GAAP differences.

Conference Call Information

The Company will hold its second quarter 2021 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Tuesday, August 3, 2021. To access the call in the U.S., please dial 800-430-8332, and for international callers, dial +1 323-289-6576. The conference ID is 2203829. All participants should dial in 15 minutes prior to the start of the conference call and can use the conference ID to access the call.  The Company also suggests utilizing the webcast link to access the call at Q2 2021 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company’s financial results, forecasts, and business outlook, and anticipated growth in the Company’s business segments. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: challenges in integration of Xperi and TiVo operations after the merger, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; failure to realize the anticipated benefits of the recent merger with TiVo; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; the ability of the Company to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the merger with TiVo; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; failure to remediate the material weaknesses in our internal control over financial reporting; the evolving legal, regulatory and tax regimes under which the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, and natural disasters; the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; the impact of semiconductor supply chain constraints on our customers; and any plans regarding a potential separation of the combined business. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Holding Corporation

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (DTS, HD Radio, IMAX Enhanced, Invensas, TiVo), and by its startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers.

Xperi, DTS, IMAX Enhanced, Invensas, HD Radio, Perceive, TiVo and their respective logos are trademarks or registered trademarks of affiliated companies of Xperi Holding Corporation in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; loss on debt extinguishment; expensed debt refinancing costs; realized and unrealized gains or losses on marketable equity securities and associated tax effects. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance, and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP Operating Expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Xperi Investor Contact:

Geri Weinfeld, Vice President of Investor Relations

+1 818-436-1231

geri.weinfeld@xperi.com

Xperi Media Contact:

Vanessa Fiske

+1 408-836-3539

vanessa.fiske@xperi.com

– Tables Follow –

SOURCE: XPERI HOLDING CORP

XPER-E

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XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenue:
Licensing, services and software	$218,112	$135,996	$436,517	$253,483
Hardware	4,160	1,635	7,351	1,813
Total revenue	222,272	137,631	443,868	255,296
Operating expenses:
Cost of licensing, services and software revenue, excluding depreciation and amortization of intangible assets	22,418	8,252	43,832	9,792
Cost of hardware revenue, excluding depreciation and amortization of intangible assets	4,466	1,428	11,182	1,472
Research, development and other related costs	54,408	38,227	109,603	66,833
Selling, general and administrative	67,668	68,195	135,128	104,802
Depreciation expense	5,514	3,333	11,198	5,062
Amortization expense	52,242	32,044	104,437	54,553
Litigation expense	2,302	3,871	4,835	5,974
Total operating expenses	209,018	155,350	420,215	248,488
Operating income (loss)	13,254	(17,719)	23,653	6,808
Interest expense	(10,555)	(6,958)	(21,868)	(11,209)
Other income and expense, net	564	578	1,989	1,143
Loss on debt extinguishment	(8,012)	(8,300)	(8,012)	(8,300)
Loss before taxes	(4,749)	(32,399)	(4,238)	(11,558)
Benefit from income taxes	(2,876)	(9,299)	(6,891)	(7,243)
Net income (loss)	$(1,873)	$(23,100)	$2,653	$(4,315)
Less: net loss attributable to noncontrolling interest	(755)	(487)	(1,516)	(1,038)
Net income (loss) attributable to the Company	$(1,118)	$(22,613)	$4,169	$(3,277)
Income (loss) per share attributable to the Company:
Basic	$(0.01)	$(0.33)	$0.04	$(0.06)
Diluted	$(0.01)	$(0.33)	$0.04	$(0.06)

Weighted average number of shares used in per share calculations-basic	104,906	69,160	104,923	59,462
Weighted average number of shares used in per share calculations-diluted	104,906	69,160	107,667	59,462

XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$128,960	$170,188
Available-for-sale debt securities	70,201	86,947
Accounts receivable, net	123,999	115,975
Unbilled contracts receivable, net	126,549	132,431
Other current assets	70,501	40,763
Total current assets	520,210	546,304
Long-term unbilled contracts receivable	6,152	6,761
Property and equipment, net	65,963	63,207
Operating lease right-of-use assets	75,520	80,226
Intangible assets, net	908,245	1,004,379
Goodwill	851,088	847,029
Other long-term assets	149,616	153,270
Total assets	$2,576,794	$2,701,176
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$14,352	$13,045
Accrued legal fees	2,756	5,783
Accrued liabilities	90,846	129,035
Current portion of long-term debt, net	36,028	43,689
Deferred revenue	35,908	33,119
Total current liabilities	179,890	224,671
Deferred revenue, less current portion	29,285	39,775
Long-term deferred tax liabilities	24,441	24,754
Long-term debt, net	747,469	795,661
Noncurrent operating lease liabilities	61,279	66,243
Other long-term liabilities	100,160	98,953
Total liabilities	1,142,524	1,250,057
Commitments and contingencies
Company stockholders’ equity:
Preferred stock	—	—
Common stock	112	110
Additional paid-in capital	1,303,768	1,268,471
Treasury stock at cost	(120,542)	(77,218)
Accumulated other comprehensive income	299	1,264
Retained earnings	257,905	264,250
Total Company stockholders’ equity	1,441,542	1,456,877
Noncontrolling interest	(7,272)	(5,758)
Total equity	1,434,270	1,451,119
Total liabilities and equity	$2,576,794	$2,701,176

XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended
	June 30, 2021	June 30, 2020
Cash flows from operating activities:
Net income (loss)	$2,653	$(4,315)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation of property and equipment	11,198	5,062
Amortization of intangible assets	104,437	54,553
Stock-based compensation expense	28,054	16,456
Deferred income taxes	(1,796)	(28,933)
Loss on debt extinguishment	8,012	8,300
Other	8,289	4,775
Changes in operating assets and liabilities:
Accounts receivable	(9,260)	3,306
Unbilled contracts receivable	5,978	12,645
Other assets	(24,096)	(9,675)
Accounts payable	1,307	3,334
Accrued and other liabilities	(44,096)	(5,199)
Deferred revenue	(7,701)	6,933
Net cash from operating activities	82,979	67,242
Cash flows from investing activities:
Purchases of property and equipment	(4,858)	(1,892)
Proceeds from sale of property and equipment	19	19
Net cash received (paid) for mergers and acquisitions	(17,400)	117,424
Purchases of intangible assets	(92)	(519)
Purchases of short-term investments	(45,755)	—
Proceeds from sales of investments	44,321	7,189
Proceeds from maturities of investments	17,550	13,502
Net cash from investing activities	(6,215)	135,723
Cash flows from financing activities:
Dividend paid	(10,514)	(20,153)
Repayment of debt	(63,750)	(344,000)
Proceeds from debt, net of debt discount and issuance costs	(6,843)	1,011,343
Repayment of assumed debt from merger transaction	—	(734,609)
Proceeds from employee stock purchase program and exercise of stock options	7,247	4,765
Repurchases of common stock	(43,324)	(20,943)
Net cash from financing activities	(117,184)	(103,597)
Effect of exchange rate changes on cash and cash equivalents	(808)	94
Net increase (decrease) in cash and cash equivalents	(41,228)	99,462
Cash and cash equivalents at beginning of period	170,188	74,551
Cash and cash equivalents at end of period	$128,960	$174,013
Supplemental disclosure of cash flow information:
Interest paid	$17,677	$5,807
Income taxes paid, net of refunds	$14,909	$13,723
Stock issued in merger transaction	$—	$828,334

XPERI HOLDING CORPORATION

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income attributable to the Company:
Three Months Ended
June 30, 2021

GAAP net loss attributable to the Company	$(1,118)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation expense:
Cost of revenue	529
Research, development and other	4,809
Selling, general and administrative	9,497
Amortization expense	52,242
Merger and integration-related costs:
Transaction and other related costs recorded in selling, general and administrative	1,190
Severance and retention recorded in cost of licensing, services and software revenue, excluding depreciation and amortization of intangible assets	131
Severance and retention recorded in research, development and other	771
Severance and retention recorded in selling, general and administrative	914
Separation costs recorded in selling, general and administrative	1,900
Gain from lease restructuring recorded in selling, general and administrative	(156)
Loss on debt extinguishment	8,012
Expensed debt refinancing costs	2,590
Cash taxes paid in excess of tax benefit recorded	(11,864)
Non-GAAP net income attributable to the Company	$69,447

Diluted earnings per share attributable to the Company:
Three Months Ended
June 30, 2021

GAAP diluted loss per share attributable to the Company	$(0.01)

Adjustments to GAAP diluted loss per share attributable to the Company:
Stock-based compensation expense	0.13
Amortization expense	0.46
Merger and integration-related costs	0.03
Separation costs	0.02
Gain from lease restructuring	(0.00)
Loss on debt extinguishment	0.07
Expensed debt refinancing costs	0.02
Cash taxes paid in excess of tax benefit recorded	(0.11)
Non-GAAP diluted earnings per share attributable to the Company	$0.61

Weighted average number of shares used in per share
calculations excluding the effects of stock-based compensation - diluted	113,722

XPERI HOLDING CORPORATION

RECONCILIATION FROM OPERATING CASH FLOW TO ADJUSTED FREE CASH FLOW

(in thousands)

(unaudited)

Three Months Ended
June 30, 2021

Cash flow from operations	$56,250

Adjustments to cash flow from operations:
Purchases of property & equipment	(3,086)
Merger and integration costs	1,190
Separation-related costs	1,900
Severance costs	486
Adjusted free cash flow	$56,740

XPERI HOLDING CORPORATION

RECONCILIATION FOR GUIDANCE ON

GAAP TO NON-GAAP OPERATING EXPENSE EXCLUDING COGS

(in millions)

(unaudited)

	Twelve Months Ended
	December 31, 2021
	Low	High

GAAP operating expense excluding COGS	$760.0	$790.0
Stock-based compensation -- R&D	(21.0)	(21.0)
Stock-based compensation -- SG&A	(33.0)	(33.0)
Merger, integration and separation-related expense -- R&D	(4.0)	(4.0)
Merger, integration and separation-related expense -- SG&A	(23.0)	(23.0)
Amortization expense	(204.0)	(204.0)
Total of non-GAAP adjustments	(285.0)	(285.0)
Non-GAAP operating expense excluding COGS	$475.0	$505.0

XPERI HOLDING CORPORATION

RECONCILIATION FOR GUIDANCE ON

OPERATING CASH FLOW TO ADJUSTED FREE CASH FLOW

(in millions)

(unaudited)

	Twelve Months Ended
	December 31, 2021
	Low	High

Cash flow from operations	$180.0	$220.0

Adjustments to cash flow from operations:
Purchases of property & equipment	(25.0)	(25.0)
Merger, integration and separation costs (1)	30.0	30.0
Adjusted free cash flow	$185.0	$225.0

(1) Includes severance costs and retention payments.